UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2011

ANIMAL HEALTH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33273	71-0982698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7 Village Circle, Suite 200

Westlake, Texas 76262

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (817) 859-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Animal Health International, Inc. filed its Current Report on Form 8-K with the Securities and Exchange Commission on March 8, 2011 (the “Original Filing”).  This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) is being filed solely for the purpose of responding to comments received from the staff of the Securities and Exchange Commission.  In particular, the only changes contained in this Amendment No. 1 are to revise the designation of information as redacted pursuant to a request for confidential treatment and to add Schedule C to Exhibit 1.1 that was previously unavailable and omitted.  This Amendment No. 1 hereby amends the Original Filing and except as set forth herein, no other amendments to the Original Filing are made by this Amendment No. 1.

Item 1.01         Entry into a Material Definitive Agreement.

On March 4, 2011, Animal Health International, Inc., through its wholly owned subsidiary Walco International, Inc. (the “Company”), and Pfizer, Inc. (“Pfizer”) executed and delivered a Livestock Products Distribution Agreement effective as of January 1, 2011.

Under the Livestock Products Distribution Agreement, the Company is entitled to distribute certain Pfizer products to customers in the cattle and swine fields.  In return, the Company is entitled to certain service fees.  The Company is required to maintain sufficient inventory levels to meet anticipated customer demand and to store products in accordance with their respective label instructions.  The agreement expires on December 31, 2011 and can be terminated by either party with or without cause upon thirty (30) days prior written notice.  A copy of this agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

1.1*         Livestock Products Distribution Agreement executed and delivered on March 4, 2011, and effective as of January 1, 2011, by and between Pfizer Inc. and Walco International, Inc.

* Portions of Exhibit 1.1 have been redacted pursuant to a request for confidential treatment, and the redacted portions have been separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.

ANIMAL HEALTH INTERNATIONAL, INC.

May 2, 2011	By:	/s/ Damian Olthoff
		Name:	Damian Olthoff
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Livestock Products Distribution Agreement executed and delivered on March 4, 2011, and effective as of January 1, 2011, by and between Pfizer Inc. and Walco International, Inc.

* Portions of Exhibit 1.1 have been redacted pursuant to a request for confidential treatment, and the redacted portions have been separately filed with the Securities and Exchange Commission.